Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Goodwill and Intangible Assets	GOODWILL AND INTANGIBLE ASSETS:
Goodwill and intangible assets are comprised of the following:

	2019
	Cost	Accumulated Amortization and Impairment	Net Book Value
Goodwill	$253.7	$55.4	$198.3

Intellectual property	$111.3	$111.3	$—
Other intangible assets	503.2	260.9	242.3
Computer software assets	291.1	282.1	9.0
	$905.6	$654.3	$251.3

	2020
	Cost	Accumulated Amortization and Impairment	Net Book Value
Goodwill	$254.0	$55.4	$198.6

Intellectual property	$111.3	$111.3	$—
Other intangible assets	503.2	282.6	220.6
Computer software assets	294.4	285.6	8.8
	$908.9	$679.5	$229.4
The following table details the changes to the net book value of goodwill and intangible assets for the years indicated:

	Note	Goodwill	Other Intangible Assets	Computer Software Assets	Total
Balance — January 1, 2019		$198.4	$269.8	$13.8	$482.0
Additions		—	—	1.8	1.8
Adjustment through business combinations(i)	3	—	(3.0)	(0.7)	(3.7)
Amortization		—	(24.6)	(5.0)	(29.6)
Write-down of assets		—	—	(0.8)	(0.8)
Foreign exchange and other		(0.1)	0.1	(0.1)	(0.1)
Balance — December 31, 2019		198.3	242.3	9.0	449.6
Additions		—	—	3.5	3.5
Amortization		—	(21.8)	(3.8)	(25.6)
Foreign exchange and other		0.3	0.1	0.1	0.5
Balance — December 31, 2020		$198.6	$220.6	$8.8	$428.0
(i)    Adjustments were made in 2019 to reflect the fair value of assets acquired in connection with our Impakt acquisition.
We review the carrying amount of goodwill and intangible assets for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of such assets (or the related CGU or CGUs) may not be recoverable. If any such indication exists, we test the carrying amount of such assets or CGUs for impairment. No triggering events occurred during 2018 to 2020. However, we recorded restructuring charges during such period to reflect the write-down of certain equipment and ROU assets, and losses on the sale of certain surplus equipment, in each case in connection with our restructuring activities. See note 16(a). In addition to an assessment of triggering events during the year, we conduct an Annual Impairment Assessment of CGUs with goodwill in the fourth quarter of each year. We recorded no impairment charges against goodwill or intangible assets during 2018 to 2020 as a result of our 2018, 2019 or 2020 Annual Impairment Assessments.

    For our Annual Impairment Assessments, we used cash flow projections based primarily on our plan for the following year, our three-year strategic plan, and other financial projections. Our plans, which are primarily based on financial projections submitted by our subsidiaries along with input from our customer teams, are reviewed by various levels of management as part of our annual planning cycle. Our three-year strategic plan and other financial projections were presented to our Board of Directors in July 2020. Our plan for 2021 was approved by management and presented to our Board of Directors in December 2020.
    Determining the recoverable amount of a CGU is subjective and requires management to exercise significant judgment in estimating future growth, profitability, discount and terminal growth rates, among other factors. The assumptions used in our 2020 Annual Impairment Assessment were determined based on past experiences adjusted for expected changes in future conditions. Where applicable, we also engaged independent brokers to obtain market prices to estimate our real property and other asset values. For our 2020 Annual Impairment Assessment, we used cash flow projections over a 5-year period, and applied a perpetuity growth rate of 2% thereafter (consistent with long-term inflation guidance).
    Our goodwill balance at December 31, 2020 was $198.6 (December 31, 2019 — $198.3; December 31, 2018 — $198.4). At such date, our Capital Equipment CGU consisted of $112.8 of goodwill attributable to our November 2018 acquisition of Impakt and $19.5 attributable to prior acquisitions; our Aerospace and Defense (A&D) CGU consisted of goodwill of $3.7 attributable to our November 2016 acquisition of Lorenz, Inc. and Suntek Manufacturing Technologies, SA de CV (Karel Manufacturing); and our Atrenne CGU consisted of goodwill of $62.6 attributable to our April 2018 acquisition of Atrenne. See note 3.
    We used the following assumptions for purposes of our Annual Impairment Assessments of goodwill for the periods shown:

Assumption	Capital Equipment CGU	A&D CGU	Atrenne CGU
Annual revenue growth rate(1)	2020 — 13% over 5 year period; 2019 — 13% over 5 year period; 2018 — 4% over 5 year period	2020 — 8% growth over 5 year period; 2019 — modest growth over 5 year period; 2018 — modest growth over 5 year period	2020 — 9% over 5 year period; 2019 — 4% over 5 year period; 2018 — 12% over 4 year period
Average annual margins	2020 — above company margins; 2019 — above company margins; 2018 — above company margins	2020 — slightly above company margins; 2019 — slightly above company margins; 2018 — slightly above company margins	2020 — above company margins; 2019 — above company margins; 2018 — above company margins
Discount rate	2020 — 12%; 2019 — 13%; 2018 — 13%	2020 — 11%; 2019 — 10%; 2018 — 11%	2020 — 10%; 2019 — 10%; (2) 2018 — 13%
(1)     Supported by recent business awards, the expectation of future new business awards, and growth due to our acquisitions.
(2)    The decrease in the discount rate from 2018 to 2019 used for our Atrenne CGU was supported by the then-overall decrease in our weighted average cost of capital, as well as the CGU's strong performance.

    Future growth in revenue and margins for these CGUs is supported by new business awarded recently, customer forecasts, assumptions for additional future program wins based on our current revenue pipeline, margin improvements based on recent restructuring actions, and external industry outlooks. Assumptions for our Capital Equipment CGU for our 2020 Annual Impairment Assessment reflect the recovery of, and demand strength (including from new programs) in, our semiconductor business in 2020 (which is expected to continue), and our expectation of display business recovery towards the end of 2021. We have also assumed margin expansion for this CGU during the forecast period based on anticipated increased productivity driven by the expectation of additional volumes. Assumptions for our Atrenne CGU for our 2020 Annual Impairment Assessment reflect improvements compared to our prior year assessment, primarily in our defense business, as a result of new programs and our expectation of growth during the 5-year forecast period following the expansion of one of our Atrenne facilities to accommodate additional capacity for our defense customers and our licensing business. Although our A&D CGU was adversely affected during 2020 by the severe and adverse impact of COVID-19 on the commercial aerospace industry (which is currently anticipated to continue throughout 2021), our assumptions for this CGU for our 2020 Annual Impairment Assessment reflect industry expectations for a recovery of demand within the 5-year forecast period.

    Future events and changing market conditions may impact our assumptions as to prices, costs or other factors that may result in changes to our estimates of future cash flows. Failure to realize the assumed revenues at an appropriate profit margin of a CGU could result in impairment losses in such CGU in future periods.